Exhibit 10.15

EFACTOR GROUP CORP.

1177 Avenue of Americas, Suite 5060
New York, New York 10036

                 December 11, 2015

Magna Equities _, LLC

40 Wall Street

New York, New York

Attn: Joshua Sason, Managing Member

Dear Mr. Sason:

Reference is hereby made to that certain Convertible Promissory Note dated ______ (as amended on ________, the “Note”) in the aggregate principal amount of $________, by and between EFactor Group Corp., a Nevada corporation (the “Borrower”) and Magna Equities _, LLC (the “Lender”). In addition, reference is hereby made to the following Convertible Promissory Notes as follows: (i) dated _____ in the aggregate principal amount of $______, by and between Borrower and Lender; and (ii) dated ________ in the aggregate principal amount of $_______, by and between Borrower and Lender (collectively, (i) and (ii) shall be referred to as the “Additional Notes”). The Notes and Additional Notes shall be collectively referred to as the “Aggregate Notes.” Capitalized terms used but not defined herein shall have the meanings given to such terms in the Note.

Pursuant to Article 1 of the Note, the Lender is entitled, at its option, to convert all or any amount of the principal face amount of the Note then outstanding into shares of the Borrower’s common stock (“Common Stock”).

This letter agreement confirms the agreement between the parties that, in the event the Borrower consummates a registered primary offering of its securities (the “Offering”) and its securities are accepted for listing on a senior securities exchange in the United States (defined as NYSE, NYSE MKT, NASDAQ or any equivalent exchange), then immediately prior to the closing of the Offering, the Company shall convert the unpaid principal and accrued interest under the Note into shares of Common Stock in accordance with the conversion provisions set forth in Article 1 of the Note (the “Conversion”). Upon the Conversion, the Lender agrees that the Note shall no longer be in effect and Borrower shall have no further obligations to the Lender under the Note.

[Signature page follows]

Please acknowledge your agreement and acceptance to the foregoing by signing below and returning it to the undersigned at your earliest convenience.

   Very truly yours,

EFACTOR GROUP CORP.

By: _____________________
                                         Name:
                                         Title:

Accepted and agreed to as of December ___, 2015:

MAGNA EQUITIES __, LLC

________________________________

Name: Joshua Sason

Title: Managing Member